UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with the final order being sought to approve and authorize the Eastman Kodak Company’s debtor-in-possession financing (the “Final DIP Order”) from the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) with jurisdiction over the chapter 11 cases filed by Eastman Kodak Company (the “Company”) and certain of its affiliates (together with the Company, the “Debtors”), the Company proposed a settlement on February 13, 2012 with proposed changes to the Final DIP Order (the “Proposed Settlement”) to certain holders of its 10.625% Senior Secured Notes due March 15, 2019 and its 9.75% Senior Secured Notes due March 1, 2018 (together, the “Second Lien Notes” and such holders collectively, the “Restricted Noteholders”). Pursuant to confidentiality arrangements with the Restricted Noteholders, the Company agreed to disclose publicly the Proposed Settlement. As a result, the Company has attached the Proposed Settlement, solely to comply with the Company’s obligations to the Restricted Noteholders under such confidentiality arrangements, as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference in their entirety. The Proposed Settlement was developed in negotiations with representatives of an ‘ad hoc committee’ of holders of the Company’s Second Lien Notes, including but not limited to the Restricted Noteholders (the “Ad Hoc Committee”). The period for the Ad Hoc Committee to object to the Final DIP Order has been extended voluntarily by the Company from the original date of February 8, 2012 to midnight on February 14, 2012 to facilitate review of the proposed settlement by the Company’s secured bondholders, and the Proposed Settlement is conditional on the absence of an objection by the Ad Hoc Committee to the relief requested (as modified by the Proposed Settlement). Subject to continuing discussions with the Restricted Noteholders, the Final DIP Order that the Debtors intend to file with the Bankruptcy Court may not reflect the proposed changes contained in the Proposed Settlement in whole or in part. The Proposed Settlement that the Company provided to the Restricted Noteholders was provided solely in connection with discussions with the Restricted Noteholders and not expressly for inclusion in this Form 8–K or any other public document.

This report on Form 8–K, including the exhibit attached hereto, includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8–K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt; the Company’s ability to manage contracts that are critical to its operation, to obtain and maintain appropriate terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Certain Information Disclosed to Restricted Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

Date: February 14, 2012

By:
/s/ William G. Love

Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain Information Disclosed to Restricted Noteholders

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